EXHIBIT 10.1

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT AND ASSUMPTION AGREEMENT, dated [           ], 20[   ], between
Residential Funding Company, LLC, a Delaware limited liability company ("RFC") and Residential Funding Mortgage Securities I, Inc., a Delaware corporation (the "Company").

                                    Recitals

      I. RFC has entered into contracts ("Seller Contracts") with various seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

      II. The Company wishes to purchase from RFC certain Mortgage Loans (as hereinafter defined) sold to RFC pursuant to the Seller Contracts.

      III.  The  Company,  RFC,  as master  servicer  and [       ], as  trustee
(the "Trustee"), are entering into a Series Supplement, dated as of [       ] 1,
20[  ] (the "Series Supplement"), to the Standard Terms of Pooling and Servicing
Agreement, dated as of [        ] 1, 20[ ] (together with the Series Supplement,
the "Pooling and Servicing Agreement"), pursuant to which the Company proposes to issue Mortgage Pass-Through Certificates, Series 20[ ]-S[ ] (the "Certificates") consisting of classes designated as the Class [A-1, Class A-2, Class A-3, Class A-4, Class A-V, Class A-P and Class R Certificates (collectively, the "Senior Certificates"), Class M-1, Class M-2 and Class M-3] Certificates (collectively, the "Class M Certificates") and Class [B-1, Class B-2 and Class B-3] Certificates (collectively, the "Class B Certificates"), representing beneficial ownership interests in a trust fund consisting primarily of a pool of mortgage loans identified in Exhibit One to the Series Supplement (the "Mortgage Loans").

      IV. In connection with the purchase of the Mortgage Loans, the Company will assign to RFC the Class [A-P Certificates, Class A-V Certificates and a de minimis portion of the Class R] Certificates (collectively the "Retained Certificates").

      V. In connection with the purchase of the Mortgage Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company and to assign certain of its rights under the Seller Contracts to the Company, and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

      VI. The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

      NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

      Section 1. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

      Section 2. Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including all interest and principal, and with respect to any Sharia Mortgage Loans, all amounts in respect of profit payments and acquisition payments, received on or with respect to the Mortgage Loans after [ ] 1, 20[ ] (other than payments of principal and interest, and with respect to any Sharia Mortgage Loans, all amounts in respect of profit payments and acquisition payments, due on the Mortgage Loans in [ ] 20[ ]). In consideration of such assignment, RFC or its designee will receive from the
Company in  immediately  available  funds an amount equal to $[           ] plus
the Class A-P Certificates, Class A-V Certificates and a de minimis portion of the Retained Certificates. In connection with such assignment and at the Company's direction, RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed Mortgage Note) to the order of the Trustee and delivered an assignment of mortgage or security instrument, as applicable, in recordable form to the Trustee or its agent. A "Destroyed Mortgage Note" means a Mortgage Note the original of which was permanently lost or destroyed.

      Section 3. RFC and the Company agree that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Company, without recourse (but subject to RFC's covenants, representations and warranties specifically provided herein), of all of RFC's obligations and all of RFC's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of such Pledged Asset Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to, (i) the Credit Support Pledge Agreement, the Funding and Pledge Agreement among the Mortgagor or other Person pledging the related Pledged Assets (the "Customer"), Combined Collateral LLC and National Financial Services Corporation, and the Additional Collateral Agreement between GMAC Mortgage, LLC and the Customer (collectively, the "Assigned Contracts"), (ii) all rights, powers and remedies of RFC as owner of such Pledged Asset Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and, all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not


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


constitute and is not intended to result in the creation, or an assumption by the Company, of any obligation of RFC, or any other Person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

         The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this
Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by RFC to the Company to secure a debt or other obligation of RFC. However, in the event that the Mortgage Loans are held to be property of RFC, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be, and hereby is, a grant by RFC to the Company of a security interest in all of RFC's right, title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to any Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File (ii) with respect to any Sharia Mortgage Loan, the related Sharia Mortgage Loan Security Instrument,
Sharia Mortgage Loan Co-Ownership Agreement, Obligation to Pay, Assignment Agreement and Amendment of Security Instrument, any insurance policies and all other documents in the related Mortgage File and (iii) with respect to each Mortgage Loan other than a Cooperative Loan or Sharia Mortgage Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all monies due or to become due pursuant to the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit investment property or chattel paper shall be deemed to be possession by the secured party, or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law. RFC shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans and the


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

other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of RFC, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of RFC or the Company, (2) any change of location of the place of business or the chief executive office of RFC or, (3) any transfer of any interest of RFC in any Mortgage Loan.

      Notwithstanding the foregoing, (i) the Master Servicer shall retain all servicing rights (including, without limitation, primary servicing and master servicing) relating to or arising out of the Mortgage Loans, and all rights to receive servicing fees, servicing income and other payments made as compensation for such servicing granted to it under the Pooling and Servicing Agreement pursuant to the terms and conditions set forth therein (collectively, the "Servicing Rights") and (ii) the Servicing Rights are not included in the collateral in which RFC grants a security interest pursuant to the immediately preceding paragraph.

      Section 4. Concurrently with the execution and delivery hereof, the Company hereby assigns to RFC without recourse all of its right, title and interest in and to the Class A-P and Class A-V Certificates and a de minimis portion of the Retained Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

      Section 5. RFC represents and warrants to the Company that on the date of execution hereof (or, if otherwise specified below, as of the date so specified):

      (i) The information set forth in Exhibit One to the Series Supplement with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct, in all material respects, at the date or dates respecting which such information is furnished;

      (ii) Except in the case of no more than [ ]% of the Mortgage Loans, each mortgage loan with a Loan-to-Value Ratio at origination in excess of 80%, will be insured by a primary mortgage insurance policy (a "Primary Insurance Policy") covering at least 30% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, at least 25% of the balance of the mortgage loan at origination if the Loan-to-Value Ratio is between 90.00% and 85.01%, and at least 12% of the balance of the mortgage loan at origination if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

      (iii) Each Primary Insurance Policy insures the named insured and its successors and assigns, and the issuer of the Primary Insurance Policy is an insurance company whose claims-paying ability is currently acceptable to the Rating Agencies;


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

      (iv) Immediately prior to the assignment of the Mortgage Loans to the Company, RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation and, with respect to certain Mortgage Loans, the monthly payment due on the first Due Date following the Cut-off Date), and no action has been taken or failed to be taken by RFC that would materially adversely affect the enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

      (v) No Mortgage Loan is 30 or more days delinquent in the payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12 month period prior to the Cut-off Date.

      (vi) Subject to clause (v) above as respects delinquencies, there is no default, breach, violation or event of acceleration existing under any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and no such default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

      (vii) There is no delinquent tax or assessment lien against any Mortgaged Property;

      (viii) No Mortgagor has any right of offset, defense or counterclaim as to the related Mortgage Note or Mortgage except as may be provided under the Servicemembers Civil Relief Act;

      (ix) [None] of the Mortgage Loans are Buy-Down Mortgage Loans;

      (x) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except such liens that are insured or indemnified against by a title insurance policy described under clause (xv) below;

      (xi) Each Mortgaged Property is free of damage and in good repair and no notice of condemnation has been given with respect thereto and RFC knows of nothing involving any Mortgaged Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

      (xii) Each Mortgage Loan at the time it was made complied in all material respects with all applicable local, state and federal laws, including, but not limited to, all applicable anti-predatory lending laws;

      (xiii) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged Property, including (i) in the case of a Mortgage that is a deed of trust, by trustee's sale, (ii) by summary foreclosure, if available under applicable law, and (iii) otherwise by foreclosure, and there is no homestead or other exemption available to the Mortgagor that would interfere with such right to sell at a trustee's sale or right to foreclosure, subject in each case to


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

applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

      (xiv) With respect to each Mortgage that is a deed of trust, a trustee duly qualified under applicable law to serve as such is properly named, designated and serving, and except in connection with a trustee's sale after default by a Mortgagor, no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

      (xv) A policy of title insurance in the form and amount required by the Program Guide was effective as of the closing of each Mortgage Loan, is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

      (xvi) The Mortgage Loans are conventional, fixed rate, fully-amortizing, (subject to interest only periods, if applicable) first lien mortgage loans having terms to maturity of not more than 30 years, from the date of origination or modification with monthly payments due, with respect to a majority of the Mortgage Loans, on the first day of each month;

      (xvii) No Mortgage Loan provides for deferred interest or negative amortization;

      (xviii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorize the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor;

      (xix) If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

      (xx) Each Assigned Contract relating to each Pledged Asset Loan is a valid, binding and legally enforceable obligation of the parties thereto, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

      (xxi) The Assignor is the holder of all of the right, title and interest as owner of each Pledged Asset Loan in and to each of the Assigned Contracts delivered and sold to the Company hereunder, and the assignment hereof by RFC validly transfers such right, title and interest to the Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;


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

      (xxii) The full amount of the Pledged Amount with respect to such Pledged Asset Mortgage Loan has been deposited with the custodian under the Credit Support Pledge Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

      (xxiii) RFC is a member of MERS, in good standing, and current in payment of all fees and assessments imposed by MERS, and has complied with all rules and procedures of MERS in connection with its assignment to the Trustee as assignee of the Company of the Mortgage relating to each Mortgage Loan that is registered with MERS, including, among other things, that RFC shall have confirmed the transfer to the Trustee, as assignee of the Company, of the Mortgage on the MERS(R) System;

      (xxiv) No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

      (xxv) With respect to each Mortgage Loan, either (i) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note or (ii) the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

      (xxvi) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

      (xxvii) Except with respect to approximately [ ]% of the Mortgage Loans, the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

      (xxviii) To the best of RFC's knowledge, any escrow arrangements established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note;

      (xxix) Each Mortgage Loan was originated (1) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority, (2) by a mortgagee approved by the Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act, as amended or (3) by a mortgage broker or correspondent lender in a manner such that the Certificates would qualify as "mortgage related securities" within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;


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

      (xxx) All improvements which were considered in determining the Appraised Value of the Mortgaged Properties lie wholly within the boundaries and the building restriction lines of the Mortgaged Properties, or the policy of title insurance affirmatively insures against loss or damage by reason of any violation, variation, encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey;

      (xxxi) Each Mortgage Note and Mortgage constitutes a legal, valid and binding obligation of the borrower, or the consumer in the case of any Sharia Mortgage Loans, enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

      (xxxii) None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994;

      (xxxiii) None of the Mortgage Loans are loans that, under applicable state or local law in effect at the time of origination of the loan, are referred to as (1) "high-cost" or "covered" loans or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

      (xxxiv) No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia;

      (xxxv) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.7 Revised (attached hereto as Exhibit
A); provided that no Qualified Substitute Mortgage Loan shall be a High Cost Loan or Covered Loan (as such terms are defined in Appendix E of the S&P's Glossary For File Format For LEVELS(R) in effect on the date of substitution), unless the Company shall have received from S&P written confirmation that the inclusion of any such Mortgage Loan will not adversely affect the then current ratings assigned to any of the Certificates by S&P;

      (xxxvi) Each mortgage loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(A)(1);

      (xxxvii) With respect to any Sharia Mortgage Loan, mortgage pass-through certificates or notes representing interests in mortgage loans that are in all material respects of the same type as the Mortgage Loans, and which are structured to be permissible under Islamic law utilizing a declining balance co-ownership structure, have been, for a least one year prior to the date hereof, (a) held by investors other than employee benefit plans, and (b) rated at least BBB- or Baa3, as applicable, by a Rating Agency; and

      (xxxviii) No fraud or misrepresentation has taken place in connection with the origination of any Mortgage Loan.


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

      RFC shall provide written notice to GMAC Mortgage, LLC of the sale of each Pledged Asset Loan to the Company hereunder and by the Company to the Trustee under the Pooling and Servicing Agreement, and shall maintain the Schedule of Additional Owner Mortgage Loans (as defined in the Credit Support Pledge Agreement), showing the Trustee as the Additional Owner of each such Pledged Asset Loan, all in accordance with Section 7.1 of the Credit Support Pledge Agreement.

      Upon discovery by RFC or upon notice from the Company or the Trustee of a breach of the foregoing representations and warranties in respect of any Mortgage Loan which materially and adversely affects the interests of any holders of the Certificates or of the Company in such Mortgage Loan or upon the occurrence of a Repurchase Event (hereinafter defined), notice of which breach or occurrence shall be given to the Company by RFC, if it discovers the same, RFC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or, except as otherwise provided in Section 2.04 of the Pooling and Servicing Agreement, either (i) purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii) substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in
Section 2.04 of the Pooling and Servicing Agreement. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the representation set forth in clause (xii) or (xxxviii) of this Section 4, then RFC shall pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

      Section 6. With respect to each Mortgage Loan, a first lien repurchase event ("Repurchase Event") shall have occurred if it is discovered that, as of the date thereof, the related Mortgage was not a valid first lien on the related Mortgaged Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such permissible title exceptions as are listed in the Program Guide and (iii) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property. In addition, with respect to any Mortgage Loan listed on the attached Schedule A with respect to which any document or documents constituting a part of the Mortgage File are missing or defective in any material respect as to which the Company delivers to the Trustee or the Custodian an affidavit certifying that the original Mortgage Note has been lost or destroyed, if such Mortgage Loan subsequently is in default and the enforcement thereof or of the related Mortgage is materially adversely affected by the absence or defectiveness of any such document or documents of the original Mortgage Note, a Repurchase Event shall be deemed to have occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

      Section 7. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

      IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement on the date first written above.

                                       RESIDENTIAL FUNDING COMPANY, LLC


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES I, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                   SCHEDULE A

                         Schedule of Mortgage Loans with
                            Defective Mortgage Files

                                    EXHIBIT A

APPENDIX E - Standard & Poor's Predatory Lending Categories

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

                                                                                          REVISED October 20, 2006
------------------------------------------------------------------------------------------------------------------
                                 Standard & Poor's High Cost Loan Categorization
------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction                Name of Anti-Predatory Lending             Category under Applicable
                                               Law/Effective Date                  Anti-Predatory Lending Law
------------------------------------------------------------------------------------------------------------------
Arkansas                          Arkansas Home Loan Protection Act, Ark.          High Cost Home Loan
                                  Code Ann. ss.ss. 23-53-101 et seq.

                                  Effective July 16, 2003
------------------------------------------------------------------------------------------------------------------
Cleveland Heights, OH             Ordinance No. 72-2003 (PSH), Mun. Code ss.ss.    Covered Loan
                                  757.01 et seq.

                                  Effective June 2, 2003
------------------------------------------------------------------------------------------------------------------
Colorado                          Consumer Equity Protection, Colo. Stat.          Covered Loan
                                  Ann.  ss.ss.  5-3.5-101 et seq.

                                  Effective for covered loans offered or entered
                                  into on or after January 1, 2003.
                                  Other provisions of the Act took effect on
                                  June 7, 2002
------------------------------------------------------------------------------------------------------------------
Connecticut                       Connecticut Abusive Home Loan Lending            High Cost Home Loan
                                  Practices Act, Conn. Gen. Stat. ss.ss. 36a-746
                                  et seq.

                                  Effective October 1, 2001
------------------------------------------------------------------------------------------------------------------
District of Columbia              Home Loan Protection Act, D.C. Code ss.ss.       Covered Loan
                                  26-1151.01 et seq.

                                  Effective for loans closed on or after
                                  January 28, 2003
------------------------------------------------------------------------------------------------------------------
Florida                           Fair Lending Act, Fla. Stat. Ann. ss.ss.         High Cost Home Loan
                                  494.0078 et seq.

                                  Effective October 2, 2002
------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar. 6,   Georgia Fair Lending Act, Ga. Code Ann. ss.ss.   High Cost Home Loan
2003)                             7-6A-1 et seq.

                                  Effective October 1, 2002 - March 6, 2003
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Georgia as amended (Mar. 7,       Georgia Fair Lending Act, Ga. Code Ann. ss.ss.    High Cost Home Loan
2003 - current)                   7-6A-1 et seq.

                                  Effective for loans closed on or after
                                  March 7, 2003
------------------------------------------------------------------------------------------------------------------
HOEPA Section 32                  Home Ownership and Equity Protection Act of      High Cost Loan
                                  1994, 15 U.S.C. ss. 1639, 12 C.F.R. ss.ss.
                                  226.32 and 226.34

                                  Effective October 1, 1995, amendments
                                  October 1, 2002
------------------------------------------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization State/Jurisdiction Name of Anti-Predatory Lending Law/Effective Date Category under Applicable Anti-Predatory Lending Law

------------------------------------------------------------------------------------------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp. Stat.       High Risk Home Loan
                                   tit.  815,  ss.ss.  137/5  et seq.

                                   Effective January 1, 2004 (prior to this date, regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)

------------------------------------------------------------------------------------------------------------------
Indiana                            Indiana Home Loan Practices Act, Ind. Code      High Cost Home Loans
                                   Ann.  ss.ss.   24-9-1-1  et  seq.

                                   Effective January  1,  2005;  amended  by
                                   2005 HB 1179, effective July 1, 2005.
------------------------------------------------------------------------------------------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann. ss.ss.    High Loan to Value Consumer Loan
                                   16a-1-101 et seq.                               (id. ss. 16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section
                                   16a-3-308a became effective July 1, 1999
                                                                                   -------------------------------
                                                                                   High APR Consumer Loan (id. ss.
                                                                                   16a-3-308a)
------------------------------------------------------------------------------------------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home Loan          High Cost Home Loan
                                   Act, Ky. Rev. Stat. ss.ss. 360.100 et seq.

                                   Effective June 24, 2003
------------------------------------------------------------------------------------------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A,      High Rate High Fee Mortgage
                                   ss.ss. 8-101 et seq.

                                   Effective September 29, 1995 and as
                                   amended from time to time
------------------------------------------------------------------------------------------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R. ss.ss. 32.00     High Cost Home Loan
                                   et seq. and 209 C.M.R. ss.ss. 40.01 et seq.

                                   Effective March 22, 2001 and amended from
                                   time to time
------------------------------------------------------------------------------------------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat. ss.ss.    Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security Act of       High Cost Home Loan
                                   2002, N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                                   Effective for loans closed on or after
                                   November 27, 2003
------------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.       High Cost Home Loan
                                   ss.ss. 58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised
                                   as of February 26, 2004
------------------------------------------------------------------------------------------------------------------
New York                           N.Y. Banking Law Article 6-l                    High Cost Home Loan

                                   Effective for applications made on or
                                   after April 1, 2003
------------------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions and Limitations on High Cost       High Cost Home Loan
                                   Home Loans, N.C. Gen. Stat. ss.ss. 24-1.1E
                                   et seq.

                                   Effective  July 1, 2000;  amended  October 1,
                                   2003 (adding open-end lines of credit)
------------------------------------------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization State/Jurisdiction Name of Anti-Predatory Lending Law/Effective Date Category under Applicable Anti-Predatory Lending Law

------------------------------------------------------------------------------------------------------------------
Ohio                               H.B. 386 (codified in various sections of       Covered Loan
                                   the Ohio Code), Ohio Rev. Code Ann. ss.ss.
                                   1349.25 et seq.

                                   Effective May 24, 2002
------------------------------------------------------------------------------------------------------------------
Oklahoma                           Consumer Credit Code (codified in various       Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
------------------------------------------------------------------------------------------------------------------
Rhode Island                       Rhode Island Home Loan Protection Act,          High Cost Home Loan
                                   R.I. Gen. Laws ss.ss. 34-25.2-1 et seq.

                                   Effective December 31, 2006.
------------------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and Consumer Home      High Cost Home Loan
                                   Loans Act, S.C. Code Ann. ss.ss. 37-23-10
                                   et seq.

                                   Effective for loans taken on or after
                                   January 1, 2004
------------------------------------------------------------------------------------------------------------------
Tennessee                          Tennessee Home Loan Protection Act, Tenn.       High Cost Home Loan
                                   Code Ann. ss.ss. 45-20-101 et seq.

                                   Effective January 1, 2007.
------------------------------------------------------------------------------------------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,      West Virginia Mortgage Loan Act
                                   Broker and Servicer Act, W. Va. Code Ann.       Loan
                                   ss.ss. 31-17-1 et seq.

                                   Effective June 5, 2002
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                  Standard & Poor's Covered Loan Categorization
------------------------------------------------------------------------------------------------------------------
     State/Jurisdiction                  Name of Anti-Predatory Lending            Category under Applicable
                                               Law/Effective Date                  Anti-Predatory Lending Law
------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar.   Georgia Fair Lending Act, Ga. Code Ann. ss.ss.      Covered Loan
6, 2003)                       7-6A-1 et seq.

                               Effective October 1, 2002 - March 6, 2003
------------------------------------------------------------------------------------------------------------------
New Jersey                     New Jersey Home Ownership Security Act of           Covered Home Loan
                               2002, N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                               Effective November 27, 2003 - July 5, 2004
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                     Standard & Poor's Home Loan Categorization
------------------------------------------------------------------------------------------------------------------
    State/Jurisdiction                 Name of Anti-Predatory Lending              Category under Applicable
                                             Law/Effective Date                    Anti-Predatory Lending Law
------------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -        Georgia Fair Lending Act, Ga. Code Ann. ss.ss.      Home Loan
Mar. 6, 2003)                  7-6A-1 et seq.

                               Effective October 1, 2002 - March 6, 2003
------------------------------------------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization State/Jurisdiction Name of Anti-Predatory Lending Law/Effective Date Category under Applicable Anti-Predatory Lending Law

------------------------------------------------------------------------------------------------------------------
New Jersey                   New Jersey Home Ownership Security Act of 2002,       Home Loan
                             N.J. Rev. Stat. ss.ss. 46:10B-22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
------------------------------------------------------------------------------------------------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev. Stat. ss.ss.      Home Loan
                             58-21A-1 et seq.

                             Effective as of January 1, 2004; Revised as of
                             February 26, 2004
------------------------------------------------------------------------------------------------------------------
North Carolina               Restrictions and Limitations on High Cost Home        Consumer Home Loan
                             Loans, N.C. Gen. Stat. ss.ss. 24-1.1E et seq.

                             Effective July 1, 2000; amended October 1, 2003
                             (adding open-end lines of credit)
------------------------------------------------------------------------------------------------------------------
South Carolina               South Carolina High Cost and Consumer Home Loans      Consumer Home Loan
                             Act, S.C. Code Ann. ss.ss. 37-23-10 et seq.

                             Effective for loans taken on or after January 1,
                             2004
------------------------------------------------------------------------------------------------------------------